Exhibit 99.1
Kraft Heinz Affirms Full Year 2022 Guidance, Reduces Leverage Target and Details Long-term Algorithm
PITTSBURGH & CHICAGO – Sept. 7, 2022 – The Kraft Heinz Company (Nasdaq: KHC) (“Kraft Heinz” or the “Company”) will today affirm its full year 2022 guidance, announce a reduced leverage target and outline additional details on its long-term algorithm, as executives participate in the 2022 Barclays Global Consumer Staples Conference. Miguel Patricio, Chief Executive Officer and Chair of the Board of Directors; Andre Maciel, EVP and Global Chief Financial Officer; and Carlos Abrams-Rivera, EVP and President, North America Zone, will share their perspectives as part of a discussion about the ongoing Kraft Heinz transformation and plans to accelerate profitable growth.
“We have successfully completed two phases of our ongoing transformation – resetting our foundation and implementing our operating model,” said Patricio. “With the right people, portfolio and capabilities in place, we now look ahead to accelerating profitable growth. Achieving greatness will also include a focus on personalized marketing and a strong emphasis on innovation. I am excited about what we have accomplished so far and how it positions us for the future, but we still have work to do.”
Long-term Financial Profile
The Company’s previously announced long-term algorithm reflects this accelerated growth profile with targeted:

•Organic Net Sales(1) growth of 2% to 3%;
•Adjusted EBITDA(1) growth of 4% to 6%; and
•Adjusted EPS(1) growth of 6% to 8%.
The Company plans to drive Organic Net Sales growth of 2% to 3% through its three strategic pillars of growth, each anticipated to contribute approximately one percentage point of growth with the following targets:

•North America Zone Retail representing approximately two-thirds of total Company Organic Net Sales and growing approximately 1% to 2%, in line with pre-pandemic industry growth.
•Foodservice representing roughly 15% of total Company Organic Net Sales and growing mid-to-high single digits.
•Emerging Markets Retail, within the Company’s International Zone, representing approximately 10% of total Company Organic Net Sales and growing double digits.

Adjusted EBITDA growth of 4% to 6% is expected to be driven by Organic Net Sales growth, gross margin expansion enabled primarily by anticipated gross efficiencies of nearly 3% per year, and flat overhead as a percentage of Organic Net Sales, while increasing marketing by approximately one percentage point over time, as a percentage of Organic Net Sales.
The expected Adjusted EBITDA growth, along with expectations of declining interest expense, partially offset by anticipated increasing depreciation, is expected to drive 6% to 8% Adjusted EPS growth.
The Company is now targeting to maintain capital expenditures at approximately 4% of Organic Net Sales and generate Free Cash Flow(1) conversion at approximately 100%.

Capital Allocation
Kraft Heinz is committed to providing stockholders with a strong return of capital and given current circumstances plans to prioritize its deployment of capital to: maintain its current attractive dividend, invest in the organic business to support brands and profitable growth, pay down debt, maintain commitment to investment grade, pursue accretive acquisitions and/or repurchase shares and further increase dividends, subject to the approval by the Board of Directors.
The Company has updated its long-term net leverage target ratio from consistently below four times to approximately three times. With interest rates 100% fixed with a weighted average maturity of 14.5 years, and leverage meaningfully improved, the Company believes this level will provide Kraft Heinz with a strong balance sheet through cycles and sufficient financial flexibility.
2022 Outlook
The Company continues to expect 2022 Organic Net Sales growth in the high single digits versus the prior year period and 2022 Adjusted EBITDA to be in the range of $5.8 billion to $6.0 billion.
The outlook now contemplates inflation for the full year of approximately 20%, up from the previous expectation for inflation to be in the high teens. As a result, for the second half of 2022, the Company now expects Adjusted EBITDA to be split approximately 43% to 57% between the third quarter and the fourth quarter, versus a 45% to 55% split previously expected, reflecting both the timing of inflation versus offsetting price realization as well as a 53rd week in the fourth quarter.
The full-year Adjusted EBITDA outlook continues to reflect foreign currency headwinds based on current exchange rates, the impact of divestitures versus the prior year, and strong Organic Net Sales, as well as the Company’s ongoing efforts to manage inflationary pressures, including unlocking gross efficiencies, as it continues to invest in long-term growth.
End Notes
(1)Organic Net Sales, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures. Please see discussion of non-GAAP financial measures at the end of this press release for more information. We provide guidance for Organic Net Sales, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow on a non-GAAP basis only because certain information necessary to calculate the most comparable GAAP measure is unavailable due to the uncertainty and inherent difficulty of predicting the occurrence and the future financial statement impact of such items impacting comparability, including, but not limited to, the impact of currency, acquisitions and divestitures, divestiture-related license income, restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, equity award compensation expense, losses/(gains) on the sale of a business, other losses/(gains) related to acquisitions and divestitures (e.g., tax and hedging impacts), nonmonetary currency devaluation (e.g., remeasurement gains and losses), debt prepayment and extinguishment costs, and certain significant discrete income tax items (e.g., U.S. and non-U.S. tax reform), among other items. Therefore, as a result of the uncertainty and variability of the nature and amount of future adjustments, which could be significant, the Company is unable to provide a reconciliation of these measures without unreasonable effort.
Webcast Information
The Kraft Heinz fireside chat at the Barclays 2022 Global Consumer Staples conference will begin at 9:45 a.m. Eastern Time today, and a live webcast will be available at ir.kraftheinzcompany.com. A replay will be accessible after the event on the same website.

ABOUT THE KRAFT HEINZ COMPANY
We are driving transformation at The Kraft Heinz Company (Nasdaq: KHC), inspired by our Purpose, Let’s Make Life Delicious. Consumers are at the center of everything we do. With 2021 net sales of approximately $26 billion, we are committed to growing our iconic and emerging food and beverage brands on a global scale. We leverage our scale and agility to unleash the full power of Kraft Heinz across a portfolio of six consumer-driven product platforms. As global citizens, we’re dedicated to making a sustainable, ethical impact while helping feed the world in healthy, responsible ways. Learn more about our journey by visiting www.kraftheinzcompany.com or following us on LinkedIn and Twitter.
Forward-Looking Statements
This press release contains a number of forward-looking statements. Words such as “accelerate,” “anticipate,” “believe,” “contribute,” “decline,” “drive,” “enable,” “evaluate,” “expect,” “focus,” “generate,” “grow,” “identify,” “increase,” “invest,” “maintain,” “manage,” “plan,” “provide,” “reduce,” “represent,” “return,” “support,” “target,” “unlock,” “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the Company’s plans, impacts of accounting standards and guidance, growth, legal matters, taxes, costs and cost savings, impairments, dividends, expectations, investments, innovations, opportunities, capabilities, execution, initiatives, and pipeline. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control.
Important factors that may affect the Company’s business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impacts of COVID-19 and government and consumer responses; operating in a highly competitive industry; the Company’s ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in the Company’s relationships with significant customers or suppliers, or in other business relationships; the Company’s ability to maintain, extend, and expand its reputation and brand image; the Company’s ability to leverage its brand value to compete against private label products; the Company’s ability to drive revenue growth in its key product categories or platforms, increase its market share, or add products that are in faster-growing and more profitable categories; product recalls or other product liability claims; climate change and legal or regulatory responses; the Company’s ability to identify, complete, or realize the benefits from strategic acquisitions, alliances, divestitures, joint ventures, or other investments; the Company’s ability to successfully execute its strategic initiatives; the impacts of the Company’s international operations; the Company’s ability to protect intellectual property rights; the Company’s ownership structure; the Company’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve its competitiveness; the Company’s level of indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; compliance with laws and regulations and related legal claims or regulatory enforcement actions; failure to maintain an effective system of internal controls; a downgrade in the Company’s credit rating; the impact of future sales of the Company’s common stock in the public market; the Company’s ability to continue to pay a regular dividend and the amounts of any such dividends; unanticipated business disruptions and natural events in the locations in which the Company or the Company’s customers, suppliers, distributors, or regulators operate; economic and political conditions in the United States and in various other nations where the Company does business (including inflationary pressures, general economic slowdown, or recession and the Russia and Ukraine conflict and its regional and global ramifications); changes in the Company’s management team or other key personnel and the Company’s ability to hire or retain key personnel or a highly skilled and diverse global workforce; risks associated with information technology and systems, including service interruptions, misappropriation of data, or breaches of security; increased pension, labor, and people-related expenses; changes in tax laws and interpretations; volatility of capital markets and other macroeconomic factors; and other factors. For additional information on these and other factors that could affect the Company’s forward-looking statements, see the Company’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission (“SEC”). The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.
Non-GAAP Financial Measures
The non-GAAP financial measures provided should be viewed in addition to, and not as an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) that are presented in the Company’s filings with the SEC.
The Company has presented Organic Net Sales, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow, which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures, such as net sales, net income/(loss), diluted earnings per share (“EPS”), net cash provided by/(used for) operating activities, or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.
Management uses these non-GAAP financial measures to assist in comparing the Company’s performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations. Management believes that presenting the Company’s non-GAAP financial measures (i.e., Organic Net Sales, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting the Company’s business than could be obtained absent these disclosures.
Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. The Company calculates the impact of currency on net sales by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which the Company calculates the previous year’s results using the current year’s exchange rate. Organic Net Sales is a tool that can assist management and investors in comparing the Company’s performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations.
Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, the Company excludes, when they occur, the impacts of divestiture-related license income (e.g., income related to the sale of licenses in connection with the Cheese Transaction), restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, and equity award compensation expense (excluding restructuring activities). Adjusted EBITDA is a tool that can assist management and investors in comparing the Company’s performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations.

Adjusted EPS is defined as diluted earnings per share excluding, when they occur, the impacts of restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, losses/(gains) on the sale of a business, other losses/(gains) related to acquisitions and divestitures (e.g., tax and hedging impacts), nonmonetary currency devaluation (e.g., remeasurement gains and losses), debt prepayment and extinguishment costs, and certain significant discrete income tax items (e.g., U.S. and non-U.S. tax reform), and including, when they occur, adjustments to reflect preferred stock dividend payments on an accrual basis. The Company believes Adjusted EPS provides important comparability of underlying operating results, allowing investors and management to assess operating performance on a consistent basis.
Free Cash Flow is defined as net cash provided by/(used for) operating activities less capital expenditures. The Company believes Free Cash Flow provides a measure of the Company’s core operating performance, the cash-generating capabilities of the Company’s business operations, and is one factor used in determining the amount of cash available for debt repayments, dividends, acquisitions, share repurchases, and other corporate purposes. The use of this non-GAAP measure does not imply or represent the residual cash flow for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service that are not deducted from the measure.
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Contacts
Alex Abraham (media)
Alex.Abraham@kraftheinz.com

Anne-Marie Megela (investors)
ir@kraftheinz.com